Exhibit 10.3

USCC MASTER NOTE TRUST

AMENDED AND RESTATED TRUST AGREEMENT

by and between

USCC RECEIVABLES FUNDING LLC,
as Transferor,

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Owner Trustee

Dated as of December 20, 2017

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Section 11.14	No Waivers; Remedies	34

Section 11.15	Entire Agreement	34

EXHIBITS

Exhibit A               Section 3.01 Certificate

Exhibit B               Form of Equity Certificate

This AMENDED AND RESTATED TRUST AGREEMENT (as amended, supplemented or otherwise modified from time to time, this “Agreement”) dated as of December 20, 2017 is made by and between USCC RECEIVABLES FUNDING LLC, a Delaware limited liability company, as transferor (the “Transferor”) and Wilmington Trust, National Association, a national banking association, not in its individual capacity, but solely as owner trustee (together with its successors and permitted assigns, the “Owner Trustee”).

WHEREAS, USCC Master Note Trust is a Delaware statutory trust (the “Trust”) created pursuant to a Trust Agreement dated as of October 24, 2017 (the “Original Trust Agreement”), by and between the Transferor and the Owner Trustee;

WHEREAS, the parties hereto wish to amend and restate the Original Trust Agreement in its entirety for the purpose of taking assignments and conveyances of, and holding in trust and dealing in, the Trust Assets (as defined herein);

WHEREAS, in connection herewith the Transferor is willing to purchase the Equity Certificate (as defined herein) to be issued pursuant to this Agreement and to assume certain obligations pursuant hereto; and

WHEREAS, in connection herewith the Owner Trustee is willing to assume certain obligations pursuant hereto.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are acknowledged, the parties hereto, intending to be legally bound hereby, agree that the Original Trust Agreement shall be amended and restated in its entirety as follows:

ARTICLE I

DEFINITIONS

Section 1.01          Specific Defined Terms.  Unless otherwise specifically defined in this Agreement, capitalized terms used herein (including in the preamble above) shall have the meanings assigned to them in Annex A to the Indenture.

“Administrator” shall mean USCC Services, LLC, in its capacity as administrator, or any successor Administrator under the Administration Agreement.

“Agreement” means this Amended and Restated Trust Agreement, as the same may be amended, supplemented or restated from time to time.

“Benefit Plan” shall mean any one of (a) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (b) a plan as defined in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code, (c) any entity whose underlying assets include plan assets by reason of such employee benefit plan’s or plan’s investment in such entity or (d) any governmental, church, non-U.S. or other plan subject to any federal, state, local or non-U.S. law that is substantially similar to Title I of ERISA or Section 4975 of the Code.

“Business Day” shall have the meaning assigned to such term in Annex A to the Indenture.

“Certificate of Trust” means the Certificate of Trust filed for the Trust with the Secretary of State of the State of Delaware on October 24, 2017.

“Certificate Register” and “Certificate Registrar” mean the register maintained and the registrar (or any successor thereto) appointed pursuant to Section 3.04.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral” shall have the meaning assigned to such term in Annex A to the Indenture.

“Corporate Trust Office” means the corporate trust office of the Owner Trustee in the State of Delaware, which office initially shall be located at 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Capital Markets, or such other office at such other address in the State of Delaware as the Owner Trustee may designate from time to time by written notice to the Equity Certificateholder, the Servicer, the Indenture Trustee, and the Transferor.

“Delaware Statutory Trust Act” means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code § 3801 et seq., as the same maybe amended from time to time.

“Equity Certificate” means the trust certificate evidencing the beneficial interest of the Equity Certificateholder in the Trust Assets, substantially in the form of Exhibit B hereto.

“Equity Certificateholder” means the Person in whose name the Equity Certificate is registered in the Certificate Register.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Expenses” shall have the meaning assigned to such term in Section 8.02.

“Foreign Person” means any Person other than (i) a citizen or resident of the United States, (ii) a corporation or partnership (including any entity treated as a partnership or corporation for U.S. federal income tax purposes) organized in or under the laws of the United States or any state thereof or the District of Columbia, (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust whose administration is subject to the primary supervision of a court within the United States and which has one or more U.S. persons who have authority to control all substantial decisions of the Trust and certain eligible trusts that have elected to be treated as a U.S. person under Code Section 7701(a)(30).

“Governmental Authority” means any federal, state, municipal, national, local or other governmental department, court, commission, board, bureau, agency, intermediary, carrier or instrumentality or political subdivision thereof, or any entity or officer exercising executive, legislative, judicial, quasi-judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case, whether of the United States or a state, territory or possession thereof, a foreign sovereign entity or country or jurisdiction or the District of Columbia.

“Holder” means a Noteholder or the Equity Certificateholder, as applicable.

“Indemnified Parties” shall have the meaning assigned to such term in Section 8.02.

“Indenture” means the Master Indenture, dated as of December 20, 2017, by and among U.S. Bank National Association, as Indenture Trustee, USCC Services, as the servicer, and the Trust, as issuer, as the same may be amended, supplemented or restated from time to time.

“Initial Closing Date” shall have the meaning assigned to such term in Annex A to the Indenture.

“Noteholder” shall have the meaning assigned to such term in Annex A to the Indenture.

“Notes” shall have the meaning assigned to such term in Annex A to the Indenture.

“Owner Trustee” means Wilmington Trust, National Association, not in its individual capacity but solely as owner trustee under this Agreement, and any successor Owner Trustee hereunder.

“Paying Agent” shall have the meaning assigned to such term in Annex A to the Indenture.

“Person” means any individual, corporation, estate, partnership, joint venture, association, limited liability company, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

“Related Documents” has the meaning assigned to such term in Section 7.03(b).

“Secretary of State” means the Secretary of State of the State of Delaware.

“Solvent” means, as to any Person at any time, that (a) the fair value of the property of such Person is greater than the amount of such Person’s liabilities (including disputed, contingent and unliquidated liabilities) as such value is established or such liabilities evaluated for purposes of Section 101(32) of the Bankruptcy Code; (b) the present fair saleable value of the property of such Person in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in a business or a transaction, for which such Person’s property would constitute unreasonably small capital.

“Transaction Documents” shall have the meaning assigned to such term in Annex A to the Indenture.

“Transfer and Servicing Agreement” means the Transfer and Servicing Agreement, dated as of December 20, 2017, by and among the Trust, the Transferor, and USCC Services, as Servicer and Custodian thereunder, as the same may be amended, supplemented or restated from time to time.

“Transferor” means USCC Receivables Funding LLC, in its capacity as Transferor hereunder and as set forth in the Transfer and Servicing Agreement, and its successors and assigns.

“Treasury Regulations” means regulations, including proposed or temporary regulations, promulgated under the Code.  References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

“Trust” means the trust continued and governed by this Agreement, the estate of which consists of the Trust Assets.

“Trust Assets” means all right, title and interest of the Trust in and to the property, proceeds and rights assigned to the Trust pursuant to Article II of the Transfer and Servicing Agreement, all funds on deposit from time to time in the Trust Accounts (including all investments therein and proceeds and income therefrom), and all other property of the Trust from time to time, including any rights of the Owner Trustee (except for any rights of the Owner Trustee in its individual capacity) and the Trust pursuant to the Transfer and Servicing Agreement, but not including any of such property which has been released and reconveyed from the Trust in accordance with and pursuant to the Transfer and Servicing Agreement.

“USCC Services” shall mean USCC Services, LLC, a Delaware limited liability company.

Section 1.02          Defined Terms Generally.  Capitalized terms used that are not otherwise specifically defined herein shall have the same meaning given to such terms in Annex A to the Indenture (as defined in Section 1.01 above).

Section 1.03          Usage of Terms.  With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing one gender include each other gender; references to “writing” include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all amendments, modifications and supplements thereto or any changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term “including” means “including without limitation.”

Section 1.04          Section References.  All section references, unless otherwise indicated, shall be to Sections in this Agreement.

ARTICLE II

ORGANIZATION AND ESTABLISHMENT OF TRUST

Section 2.01          Establishment of Trust: Name.  The Delaware statutory trust created pursuant to the Original Trust Agreement and continued hereby, in each case, in accordance with the provisions of the Delaware Statutory Trust Act, is known as “USCC Master Note Trust,” in which name the Owner Trustee and, to the extent expressly set forth herein, the Transferor and the Administrator shall have the power and authority and each is hereby authorized and empowered to and may conduct the activities of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued on behalf of the Trust.

Section 2.02          Office.  The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such address in the State of Delaware as the Owner Trustee may designate by notice to the Equity Certificateholder, the Servicer, the Indenture Trustee and the Transferor.  The general administrative office of the Trust is in the care of the Owner Trustee at its Corporate Trust Office or at such other address as the Owner Trustee may designate by written notice to the Equity Certificateholder, the Servicer, the Indenture Trustee and the Transferor.

Section 2.03          Purposes and Powers.

(a)           The purpose of the Trust is, and the Trust shall have the power and authority, and is hereby authorized and empowered, to engage, from time to time, solely in a program of acquiring Receivables, the Related Rights and the other Trust Assets pursuant to the Transfer and Servicing Agreement and issuing Notes under the Indenture and related activities.  Without limiting the generality of the foregoing, the Trust shall have the power and authority, and is hereby authorized and empowered, to engage in the following activities:

(i)            to issue and sell the Notes pursuant to the Indenture and the Equity Certificate pursuant to this Agreement;

(ii)           with the proceeds of the sale of the Notes and the Equity Certificate, to purchase the Receivables, Related Rights and other Trust Assets and to otherwise acquire, hold, sell or dispose of the Receivables;

(iii)          to pay organizational, start-up and transactional expenses of the Trust (to the extent not paid by the Transferor or the Administrator);

(iv)          from time to time, to receive payments and proceeds with respect to the Trust Assets and either invest or distribute those payments and proceeds;

(v)           from time to time, to make deposits and withdrawals from Trust Accounts established under the Indenture;

(vi)          from time to time, to grant a security interest in, grant, transfer, pledge and mortgage the Collateral pursuant to the Indenture and to acquire, hold, manage, distribute, dispose of, release or convey, to the Transferor and the Noteholders or at the direction of the Equity Certificateholder pursuant to the Indenture or the Transfer and Servicing Agreement, any portion of the Trust Assets released from the lien of, and remitted to the Trust pursuant to, the Indenture or the Transfer and Servicing Agreement;

(vii)         from time to time, to make payments on the Notes;

(viii)        to enter into, execute, deliver and perform its obligations under the Transaction Documents to which it is or becomes a party;

(ix)          to engage in those activities, including entering into, executing, delivering, and performing agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(x)           subject to compliance with the Transaction Documents, to engage in such other activities as may be required in connection with conservation of the Trust Assets and the making of distributions to the Equity Certificateholder and the Noteholders.

(b)           In connection with any of the foregoing, the Trust may (x) execute and deliver, and/or accept such instruments, agreements, certificates, Uniform Commercial Code financing statements and other documents, and create such security interests, as may be necessary or desirable in connection therewith, and (y) subject to the terms of this Agreement, take such other action as may be necessary or incidental to the foregoing.  In furtherance of the foregoing, each of the Transferor and the Administrator is authorized, on behalf of the Trust, to execute and deliver any agreements, documents, instruments and securities or to take other actions on behalf of the Trust in connection with the fulfillment of the purposes of the Trust described in, and pursuant to Section 2.03(a).

(c)           The Owner Trustee shall have the power and authority and is hereby authorized and empowered, as Owner Trustee and in the name and on behalf of the Trust, to do or cause to be done all acts and things as may be necessary or convenient to cause the Trust to engage in the foregoing activities.  The Trust shall not engage in any activities other than in connection with the foregoing.  Nothing contained herein shall be deemed to authorize the Trust to engage in any business operations or any activities other than those set forth in this Section 2.03.  Specifically, the Trust shall have no authority to engage in any business operations, or acquire any assets other than those specifically included in the Trust Assets, or otherwise vary the assets held by the Trust.

Section 2.04          Appointment of Owner Trustee.  The Transferor hereby appoints the Owner Trustee as trustee of the Trust, effective as of the date hereof, to have all of the rights,

powers and authority set forth herein and in the Delaware Statutory Trust Act, and the Owner Trustee hereby accepts such appointment.

Section 2.05          Initial Capital Contribution of Trust Assets; Organizational Expenses.  The Transferor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $250,000.00.  The Owner Trustee hereby acknowledges receipt in trust from the Transferor, as of the date hereof, of the foregoing contribution, which constitutes the initial Trust Assets and shall be deposited by the Transferor into the Excess Funding Account (and which funds may be used as provided in the Transaction Documents).  The Transferor shall pay or provide for the payment of organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse or provide for the reimbursement of the Owner Trustee for any such expenses paid by the Owner Trustee on behalf of the Trust.

Section 2.06          Declaration of Trust.  The Owner Trustee hereby declares that it will hold the Trust Assets in trust upon and subject to the conditions set forth herein for the sole purpose of conserving the Trust Assets and collecting and disbursing (or causing the collection and disbursement of) the periodic income therefrom for the use and benefit of the Equity Certificateholder, subject to the obligations of the Trust under the Transaction Documents.  It is the intention of the parties hereto that for federal, state and local income and franchise tax purposes, the Trust and its assets shall be disregarded as an entity and not treated as an association or a publicly traded partnership taxable as a corporation.  It is the intention of the parties hereto that (i) the Trust constitute a statutory trust under the Delaware Statutory Trust Act, (ii) this Agreement constitutes the governing instrument of such statutory trust and (iii) the Equity Certificate represents the beneficial interests therein.  Effective as of the date hereof, the Owner Trustee shall have all rights, powers and authority set forth herein and in the Delaware Statutory Trust Act for the sole purpose and to the extent necessary to accomplish the purposes of the Trust as set forth in Section 2.03.

Section 2.07          No Liability of Equity Certificateholder.  No Equity Certificateholder (in such capacity) shall have any personal liability for any liability or obligation of the Trust or by reason of any action taken by the parties to this Agreement pursuant to any provisions of this Agreement or any other Transaction Document.

Section 2.08          Title to Trust Property.  Title to all of the Trust Assets will be vested in the Trust as a separate legal entity until this Agreement terminates pursuant to Article IX; provided, however, that if the laws of any jurisdiction requires that title to any part of the Trust Assets be vested in the trustees of a trust, then title to that part of the Trust Assets will be deemed to be vested in the Owner Trustee (subject to the Owner Trustee’s prior written consent), or any co-owner trustee or separate owner trustee, as the case may be, appointed pursuant to Article X.

Section 2.09          Situs of Trust.  The Trust will be administered in the State of Delaware or the State of New York.  The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee, the Servicer, the Transferor or any agent of the Trust from having employees within or without the State of Delaware or taking actions outside the State of Delaware.  Payments will be received by the Trust only in the State of Delaware or the State of New York and payments will be made by the Trust only from the State of Delaware or the State of New York.  The only office of the Trust will be at the Corporate Trust Office.

Section 2.10          Representations and Warranties of the Transferor.

The Transferor hereby represents and warrants to the Owner Trustee as of the date of this Agreement and as of each Addition Date that:

(i)            The Transferor is a limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with the power and authority to own its assets and to transact the business in which it is currently engaged.

(ii)           The Transferor is duly qualified to do business and is in good standing under the laws of any jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify could reasonably be expected to have a material adverse effect on the business, properties, assets, or condition (financial or otherwise) of the Transferor or the Transferor’s ability to perform its duties hereunder.

(iii)          The Transferor has the power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which the Transferor is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which the Transferor is a party, and has taken all necessary limited liability company action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which the Transferor is a party.

(iv)          This Agreement and the other Transaction Documents to which the Transferor is a party have been duly executed and delivered by the Transferor and constitute the legal, valid and binding obligation of the Transferor, enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally, any applicable law imposing limitations upon, or otherwise affecting, the availability or enforcement of rights to indemnification hereunder, and by the availability of equitable remedies.

(v)           The Transferor’s execution, delivery and performance of this Agreement and any other Transaction Documents to which it is a party will not violate any provision of any existing law or regulation or any order or decree of any court or the certificate of formation or limited liability company agreement of the Transferor, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Transferor is a party or by which it or any of its properties may be bound.

(vi)          All authorizations, consents, orders, licenses or approvals of or registrations with any Governmental Authority required to be obtained, effected or given by the Transferor in connection with the execution, and delivery, by the Transferor of this Agreement and the performance of the transactions contemplated by this Agreement and any other Transaction Documents to which the Transferor is a party have been duly obtained, effected or given and are in full force and effect.

(vii)         There are no proceedings or investigations pending, or to the Transferor’s knowledge threatened, before any Governmental Authority having jurisdiction over the Transferor or its properties: (A) asserting the invalidity of this Agreement or any of the other Transaction Documents, (B) seeking to prevent the issuance of the Equity Certificate or the consummation of any of the transactions contemplated by this Agreement or any other Transaction Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Transferor of its obligations under, or the validity or enforceability of, this Agreement, the Equity Certificate or any other Transaction Document, or (D) involving the Transferor and which might adversely affect the federal income tax or other federal, state or local tax attributes of the Equity Certificate.

Section 2.11          Federal Income Tax Treatment.  It is the intention of the Transferor and its sole member that the Trust be disregarded as a separate entity for U.S. federal income tax purposes pursuant to Treasury Regulations Section 301.7701-3(b)(l)(ii) as in effect for periods after January 1, 1997.  The Equity Certificate constitutes the sole equity interest in the Trust and to the fullest extent permitted by applicable law must at all times be held by either the Transferor or its transferee as the sole Equity Certificateholder.  Because for U.S. federal income tax purposes the Trust will be disregarded as a separate entity, Trust items of income, gain, loss and deduction for any month as determined for U.S. federal income tax purposes shall be allocated entirely to the Equity Certificateholder.

Section 2.12          Covenants and Restrictions on Conduct of Business.  (a) The Trust covenants and agrees to abide by the following restrictions:

(i)            other than as contemplated by the Transaction Documents and related documentation, the Trust shall not incur any indebtedness;

(ii)           other than as contemplated by the Transaction Documents and related documentation, the Trust shall not engage in any dissolution, liquidation, consolidation, merger or sale of assets;

(iii)          the Trust shall not engage in any business activity in which it is not currently engaged other than as contemplated by the Transaction Documents and related documentation; and

(iv)          the Trust shall not form, or cause to be formed, any subsidiaries and shall not own or acquire any asset other than as contemplated by the Transaction Documents and related documentation.

(b)           The Trust covenants and agrees to:

(i)            maintain books and records separate from any other person or entity;

(ii)           maintain its office and bank accounts separate from any other person or entity;

(iii)          not commingle its assets with those of any other person or entity;

(iv)          conduct its own business in its own name and use stationery or other business forms under its own name and not that of any Equity Certificateholder or any Affiliate;

(v)           other than as contemplated by Section 8.01, the Transaction Documents and related documentation, pay its own liabilities and expenses only out of its own funds;

(vi)          observe all formalities required under the Delaware Statutory Trust Act;

(vii)         not guarantee or become obligated for the debts of any other person or entity;

(viii)        not hold out its credit as being available to satisfy the obligation of any other person or entity;

(ix)          not acquire the obligations or securities of its Equity Certificateholders or its Affiliates;

(x)           other than as contemplated by the Transaction Documents and related documentation, not make loans to any other person or entity or buy or hold evidence of indebtedness issued by any other person or entity;

(xi)          other than as contemplated by the Transaction Documents and related documentation, not pledge its assets for the benefit of any other person or entity;

(xii)         hold itself out as a separate entity from each Equity Certificateholder and not conduct any business in the name of any Equity Certificateholder;

(xiii)                        correct any known misunderstanding regarding its separate identity;

(xiv)                       not identify itself as a division of any other person or entity; and

(xv)                          except as required or specifically provided in this Agreement, the Trust will conduct business with the Equity Certificateholders or any Affiliate thereof on an arm’s-length basis.

Section 2.13                             Effect of Agreement.  As of the date hereof, the Original Trust Agreement is hereby amended and restated in its entirety.

ARTICLE III

EQUITY CERTIFICATE AND TRANSFERS OF INTERESTS THEREIN

Section 3.01                             Ownership Interest; Prohibitions on Transfer.

(a)                                 Upon the formation of the Trust and until the issuance of the Equity Certificate, the Transferor shall be the sole beneficial owner of the Trust.

(b)                                 No transfer of the Equity Certificate (other than a transfer to the Transferor) shall be made unless such transfer is made in a transaction which does not require registration or qualification under the Securities Act or qualification under any state securities or “Blue Sky” laws.  Neither the Owner Trustee nor the Certificate Registrar shall effect the registration of any transfer of the Equity Certificate (other than a transfer to the Transferor) unless, prior to such transfer the Owner Trustee and the Certificate Registrar shall have received a certificate from the proposed transferee substantially in the form of Exhibit A hereto, certifying that (i) following such transfer, there would be no more than one holder of the Equity Certificate and the holder of the Equity Certificate would not be a Foreign Person or a disregarded entity, a partnership, subchapter S corporation or grantor trust for U.S. federal income tax purposes, (ii) such transfer complies with and does not violate any state securities laws, any Blue Sky laws or the Securities Act and (iii) such transferee is not acquiring such Equity Certificate for, or with the assets of, a Plan; provided, however, that the Transferor hereby certifies that it satisfies the requirements of the preceding clause (b)(i).

(c)                                  To the fullest extent permitted by applicable law, no interest in the Equity Certificate may be sold, conveyed, assigned, hypothecated, rehypothecated, pledged, participated, exchanged, made the subject of a transfer except as provided herein and subject to the prior delivery to the Owner Trustee of a Tax Opinion (as defined in the Indenture) with respect to such transaction.

Section 3.02                             The Equity Certificate.  On the Initial Closing Date, the Equity Certificate shall be issued to the Transferor, substantially in the form of Exhibit B hereto. The Equity Certificate shall be executed by the Owner Trustee on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee, authenticated pursuant to Section 3.03 and delivered to or at the written direction of the Transferor, and, when so executed, authenticated and delivered, shall be deemed to have been validly issued and shall be entitled to the benefits of this Agreement.  The Equity Certificate bearing the manual or facsimile signature of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Owner Trustee shall be a valid and binding obligation of the Trust, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Equity Certificate or did not hold such offices at the date of the authentication and delivery of the Equity Certificate.  The Equity Certificate shall be dated the date of its authentication.

Section 3.03                             Authentication and Delivery of Equity Certificate.  The Equity Certificate shall not entitle its holder to any benefit under this Agreement, or be valid for any purpose, unless there shall appear on such Equity Certificate a certificate of authentication substantially in the form set forth in Exhibit B executed by the Owner Trustee, by manual signature; such authentication shall constitute conclusive evidence that the Equity Certificate shall have been duly and validly authorized, issued, authenticated and delivered hereunder.

Section 3.04                             Registration of Transfer and Exchange of the Equity Certificate.

(a)                                 The Certificate Registrar shall maintain or cause to be maintained, at the office or agency maintained pursuant to Section 3.08, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, it shall provide for the registration of the Equity Certificate and of transfers and exchanges of the Equity Certificate as provided in this Agreement.  The Owner Trustee is hereby initially appointed Certificate Registrar for the purpose of registering the Equity Certificate and transfers and exchanges of the Equity Certificate as provided in this Agreement.  In the event that the Owner Trustee notifies the Transferor that it is unable to act as Certificate Registrar, the Transferor shall appoint another bank or trust company agreeing to act in accordance with the provisions of this Agreement applicable to it, and otherwise acceptable to the Owner Trustee, to act as successor Certificate Registrar hereunder.

(b)                                 Upon surrender for registration of transfer of the Equity Certificate otherwise permitted to be transferred in accordance herein at the office or agency maintained pursuant to Section 3.08, the Owner Trustee shall (subject to Section 3.01(b)) execute, authenticate and deliver (or shall cause its authenticating agent to authenticate and deliver) pursuant to Sections 3.02 and 3.03, in the name of the designated transferee, a new Equity Certificate, dated the date of authentication by the Owner Trustee or any authenticating agent.

(c)                                  An Equity Certificate presented or surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form reasonably satisfactory to the Certificate Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.  The Certificate Registrar shall notify the Owner Trustee in writing when the Equity Certificate is presented or surrendered for registration of transfer, that the Equity Certificate has been cancelled and the identity of the designated transferee.  The Owner Trustee may conclusively rely on such written notification in executing on behalf of the Trust, authenticating and delivering the new Equity Certificate and shall not be liable to any person in connection with such reliance.

(d)                                 No service charge shall be made for any registration of transfer or exchange of the Equity Certificate, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer of the Equity Certificate.

(e)                                  All Equity Certificates surrendered for registration of transfer or exchange shall be canceled and subsequently destroyed by the Certificate Registrar in accordance with its customary practice, unless the Trust directs that they be returned to it provided that such direction is timely and such Equity Certificates have not been previously destroyed by the Certificate Registrar.

(f)                                   The Certificate Registrar shall promptly, and in any event within five (5) Business Days, notify the Indenture Trustee in writing of any transfer of the Equity Certificate.

Section 3.05                             Mutilated, Destroyed, Lost or Stolen Trust Equity Certificate.  If (a) any mutilated Equity Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Equity Certificate, and (b) in the case of any destroyed, lost, or stolen Equity Certificate, there is delivered to the Certificate Registrar and the Owner Trustee (as such and in its individual capacity) such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Owner Trustee and the Certificate Registrar that such Equity Certificate has been acquired by a bona fide or protected purchaser, the Owner Trustee on behalf of the Trust shall execute in accordance with Section 3.02 and the Owner Trustee or its authenticating agent shall authenticate and deliver in accordance with Section 3.03, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Equity Certificate, a new Equity Certificate of like tenor.  In connection with the issuance of any new Equity Certificate under this Section 3.05, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith and any other reasonable expenses (including the reasonable fees and expenses of the Owner Trustee and the Certificate Registrar and their respective counsels) connected therewith.  Any replacement Equity Certificate issued pursuant to this Section 3.05 shall constitute conclusive evidence of beneficial ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Equity Certificate shall be found at any time.

Section 3.06                             Persons Deemed Equity Certificateholders.  Prior to due presentation of an Equity Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar and any of their respective agents may treat the Person in whose name the Equity Certificate is registered in the Certificate Register as the owner of the Equity Certificate for the purpose of receiving distributions thereon and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar or any of their respective agents shall be affected by any notice of the contrary.

Section 3.07                             Access to Equity Certificateholder’s Name and Addresses.  The Certificate Registrar shall furnish or cause to be furnished to the Owner Trustee, the Servicer, the Indenture Trustee and the Transferor within fifteen (15) days after receipt by the Certificate Registrar of a written request therefor from the Servicer, the Owner Trustee, the Indenture

Trustee or the Transferor, the name and address of the Equity Certificateholder as of the most recent Record Date in such form as the Servicer, the Owner Trustee, the Indenture Trustee or the Transferor may reasonably require.  The Equity Certificateholder, by receiving and holding the Equity Certificate, agrees that none of the Servicer, the Transferor, Certificate Registrar nor the Owner Trustee, nor any agent thereof, shall be held accountable by reason of the disclosure of any such information as to the name and address of the Equity Certificateholder hereunder, regardless of the source from which such information was derived.

Section 3.08                             Maintenance of Office or Agency.  The Certificate Registrar shall maintain an office or offices or agency or agencies where an Equity Certificate may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trust or the Certificate Registrar in respect of the Equity Certificate and any Transaction Documents may be served.  The Certificate Registrar initially designates the Corporate Trust Office as its office for such purposes.  The Certificate Registrar shall give prompt written notice to the Owner Trustee, the Transferor, the Servicer, and the Equity Certificateholder of any change in the location of the Certificate Register or any such office or agency.

Section 3.09                             Ownership by the Transferor of Equity Certificate.  The Transferor shall on the Initial Closing Date purchase from the Trust the Equity Certificate.

ARTICLE IV

ACTIONS BY OWNER TRUSTEE

Section 4.01                             Prior Notice to Equity Certificateholder with Respect to Certain Matters.  Subject to the provisions and limitations of Section 4.04, with respect to the following matters, the Owner Trustee (on behalf of the Trust) shall not take action unless at least thirty (30) days before the taking of such action, the Owner Trustee shall have notified the Equity Certificateholder in writing of the proposed action, the Indenture Trustee (acting at the written direction of the Requisite Global Majority) shall have consented to such action in the event any Notes are outstanding, and the Equity Certificateholder shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Equity Certificateholder has withheld consent or provided alternative direction:

(a)                                 the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of Trust Assets) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of Trust Assets);

(b)                                 the amendment of the Indenture by a supplemental indenture if required in circumstances where the consent of any Noteholder is required;

(c)                                  the amendment of the Indenture by a supplemental indenture if required in circumstances where the consent of any Noteholder is not required and such amendment materially and adversely affects the interest of the Equity Certificateholder or the Transferor;

(d)                                 the appointment pursuant to the Indenture of a successor Paying Agent or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar, or the consent to the assignment by the Paying Agent, Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable.

Section 4.02                             Action by Equity Certificateholder with Respect to Certain Matters.  Subject to the provisions and limitations of Section 4.04, the Owner Trustee (on behalf of the Trust) shall not have the power, except upon the direction of the Equity Certificateholder, to (a) except as otherwise expressly provided in the relevant Transaction Documents, release or convey from the Trust any Trust Assets or (b) authorize the merger or consolidation of the Trust with or into any other statutory trust or entity (other than in accordance with applicable restrictions or conditions thereon contained in the relevant Transaction Document).  Except to the extent otherwise provided in clause (b) above, the Owner Trustee (on behalf of the Trust) shall take the actions referred to in the preceding sentence upon (and only upon) written instructions signed by the Equity Certificateholder.

Section 4.03                             Action by Equity Certificateholder and the Transferor with Respect to Bankruptcy.  The Owner Trustee shall not have the power to commence a voluntary proceeding in a bankruptcy relating to the Trust without the prior approval of the Equity Certificateholder and the Transferor and the delivery to the Owner Trustee by such Equity Certificateholder and the Transferor of a certificate certifying that such Equity Certificateholder and the Transferor reasonably believe that the Trust is no longer Solvent.

Section 4.04                             Restrictions on Owner Trustee’s Power.  Neither the Transferor nor the Equity Certificateholder shall direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the other Transaction Documents, or would be contrary to the purpose of this Trust as set forth in Section 2.03, nor shall the Owner Trustee be obligated to follow any such direction, if given or required, or to determine whether any such direction violates this Section 4.04.

ARTICLE V

APPLICATION AND DISTRIBUTION OF TRUST FUNDS; CERTAIN DUTIES

Section 5.01                             Taxes.  In the event that any withholding tax is imposed on the Trust’s payment (or allocation of income) to the Equity Certificateholder, such tax shall reduce the amount otherwise distributable to the Equity Certificateholder in accordance with this Section 5.01.  The Administrator is hereby authorized and directed to retain, from amounts otherwise distributable to the Equity Certificateholder, sufficient funds for the payment of any tax that is legally owed by the Equity Certificateholder of which the Administrator has actual knowledge (but such authorization shall not prevent the Equity Certificateholder from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings).  The amount of any withholding tax imposed with respect to the Equity Certificateholder shall be treated as cash distributed to such Equity Certificateholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority.  If there is a possibility that withholding tax is payable with respect to a distribution, the Administrator may in its sole discretion withhold such amounts in accordance with this Section 5.01.  In the event that the Equity Certificateholder wishes to apply for a refund of any such withholding tax, the Administrator shall reasonably cooperate with the Equity Certificateholder in making such claim so long as the Equity Certificateholder agrees to reimburse the Administrator for any reasonable out-of-pocket expenses incurred in connection therewith.

Section 5.02                             Method of Payment.  Distributions to be made to the Equity Certificateholder on any Payment Date shall be made to the Equity Certificateholder of record on the preceding Record Date by wire transfer, in immediately available funds, to the account of such Equity Certificateholder at a bank or other entity having appropriate facilities therefor, which the Equity Certificateholder shall have designated to the Certificate Registrar and Administrator, with appropriate written wire transfer instructions, at least three (3) Business Days prior to such Payment Date.  In the absence of such designation, such distributions shall be made by check mailed to the Equity Certificateholder at the address of such Holder appearing in the Certificate Register.

Section 5.03                             No Segregation of Moneys; No Interest.  Moneys received by the Owner Trustee or the Trust hereunder need not be segregated in any manner except to the extent required by law or any Transaction Document, and may be deposited under such general conditions as may be prescribed by law, and the Owner Trustee (as such or in its individual capacity) shall not be liable for any interest thereon.

Section 5.04                             Accounting and Reports to the Equity Certificateholder, the Internal Revenue Service and Others.  The Servicer on behalf of the Trust shall (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis and the accrual method of accounting, (b) deliver or cause to be delivered to the Equity Certificateholder, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Form 1099 or Schedule K-1) to enable the Equity Certificateholder to prepare its federal and state income tax returns, (c) file or cause to be filed such tax returns relating to the Trust and make such elections as from time to time may be required or appropriate under any applicable state or federal statute or any rule or regulation thereunder so as to maintain the federal income tax treatment for the Trust as set forth in Section 2.11, (d) cause such tax returns to be signed in the manner required by law and (e) collect or cause to be collected any withholding tax as described in and in accordance with Section 5.01 with respect to income or distributions to the Equity Certificateholder.  The Equity Certificateholder shall be entitled to make all available tax elections pursuant to the Code (and corresponding provisions of current state law) with respect to the Trust.  Notwithstanding the previous sentence, the Equity Certificateholder may not make an election or the cause the Trust to make an election (or take other action) that would cause the Trust to be treated as an association taxable as a corporation for U.S. federal income tax purposes.

Section 5.05                             Signature on Returns; Tax Matters Partner.

(a)                                 The Equity Certificateholder shall sign on behalf of the Trust the tax returns of the Trust, if any.

(b)                                 If Subchapter K of the Code should be applicable to the Trust, the Equity Certificateholder shall be designated the “tax matters partner” of the Trust pursuant to Section 6231(a)(7)(A) of the Code and applicable Treasury Regulations.  If the Trust is treated as a partnership for U.S. federal income tax purposes, (i) for any taxable period beginning before December 31, 2017, the “tax matters partner” of the Trust shall represent the Trust (at the Trust’s expense) in connection with all examinations of the Trust’s affairs by tax authorities, including resulting judicial and administrative proceedings, and shall expend the Trust funds for professional services and costs associated therewith and (ii) for any taxable period beginning after December 31, 2017, the “tax matters partner” shall be designated as the “partnership representative” within the meaning of Section 6223 of the Code (as amended by P.L. 114-74, the Bipartisan Budget Act of 2015) and the Trust will, to the extent practicable, make the election described in Section 6226 of the Code (as amended by P.L. 114-74, the Bipartisan Budget Act of 2015).  Finally, the Trust will not elect to apply Sections 6221-6241 of the Code (as amended by P.L. 114-74, the Bipartisan Budget Act of 2015) to any taxable period of the Trust beginning before December 31, 2017.

Section 5.06                             Fiscal Year.  The Trust’s fiscal year shall end on December 31 of each calendar year.

Section 5.07                             Tax Returns.  In the event the Trust shall be required to file tax returns, the Servicer shall prepare or shall cause to be prepared such tax returns and shall provide such tax returns to the “tax matters partner” for signature on behalf of the Trust at least five (5) days before such tax returns are due to be filed.  The Servicer, in accordance with the terms of each Indenture Supplement, shall also prepare or shall cause to be prepared all tax information required by law to be distributed to Noteholders and shall deliver such information to the Indenture Trustee at least five (5) days prior to the date it is required by law to be distributed to Noteholders.  The Indenture Trustee, upon request, will furnish the Servicer with all such information pertaining to the Trust that has been provided to the Indenture Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust.  In no event shall the Indenture Trustee be liable for any liabilities, costs or expenses of the Trust or any Noteholder arising under any tax law, including without limitation, federal, state or local income or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto arising from a failure to comply therewith) and in no event will the Indenture Trustee be liable for the preparation, execution or delivery of any tax filing.

ARTICLE VI

AUTHORITY AND DUTIES OF OWNER TRUSTEE

Section 6.01                             General Authority.  Subject to the provisions and limitations of Sections 2.03 and 2.06, the Owner Trustee shall have power and authority, and is hereby authorized and empowered in the name and on behalf of the Trust, and directed to execute and deliver on behalf of the Trust from time to time the Transaction Documents to which the Trust is or becomes a party and each certificate and other document attached as an exhibit to or contemplated by such Transaction Documents and any amendment or other agreement relating thereto (in each case, in such form as is furnished to the Owner Trustee from time to time by or on behalf of the Transferor or Equity Certificateholder or their respective counsel and upon direction from the Equity Certificateholder).  In addition to the foregoing, the Owner Trustee, in the name and on behalf of the Trust, shall also have the power and authority and is hereby authorized and empowered, but shall not be obligated, to take all actions required of the Trust pursuant to the Transaction Documents.  The Owner Trustee shall also have the power and authority and is hereby further authorized and empowered from time to time to take such action expressly required of the Owner Trustee under the Transaction Documents or as the Equity Certificateholder, the Administrator, the Servicer or the Transferor directs or instructs in writing with respect to the Transaction Documents or any amendment thereto.  The Owner Trustee shall not be liable for any action taken pursuant to the direction of the Equity Certificateholder, the Administrator, the Servicer or the Transferor.

Section 6.02                             General Duties.

(a)                                 It shall be the duty of the Owner Trustee to discharge (or cause to be discharged through such agents as shall be appointed) all of the responsibilities expressly required to be performed by the Owner Trustee pursuant to the terms of this Agreement and the Transaction Documents to which it is a party and to administer the Trust, as provided herein or as otherwise directed, in the interest of the Equity Certificateholder, subject to the Transaction Documents and in accordance with the provisions of this Agreement.

(b)                                 Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Transaction Documents to the extent the Administrator, the Servicer, the Transferor or any other Person has agreed to perform or has been assigned such duty or responsibility hereunder or in any Transaction Document to perform any act or discharge any duty of the Trust or the Owner Trustee hereunder or under any other Transaction Documents and the Owner Trustee (as such and in its individual capacity) shall not be liable for the default or failure of the Administrator, the Servicer, the Transferor or any other Person to carry out such duty or responsibility.

Section 6.03                             Action Upon Instruction.

(a)                                 The Owner Trustee shall have no duty to monitor or perform the obligations of the Trust, the Administrator, the Servicer, the Transferor or any other Person except as expressly agreed pursuant to this Agreement.

(b)                                 The Owner Trustee shall not be required to take any action hereunder or under any other Transaction Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any other applicable Transaction Document or is otherwise contrary to law.  The Owner Trustee shall not be liable for the failure to take any action pursuant to this paragraph (b).

(c)                                  Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or under any other Transaction Document, the Owner Trustee shall promptly give notice (in such form as it deems appropriate under the circumstances) to the Equity Certificateholder requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts or refrains from acting in good faith in accordance with any written instruction received from the Equity Certificateholder, the Owner Trustee shall not be liable on account of such action to any Person.  Until the Owner Trustee shall have received the requested instruction it may, but shall be under no duty to, take or refrain from taking such action, as it shall deem to be in the best interests of the Equity Certificateholder, and shall have no liability to any Person for such action or inaction.

(d)                                 In the event that the Owner Trustee is unsure as to the applicability of any provision of this Agreement or any other Transaction Document or believes any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as it deems appropriate under the circumstances) to the Equity Certificateholder requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received from the Equity Certificateholder, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person.  Until the Owner Trustee shall have received the requested instruction it may, but shall be under no duty to, take or refrain from taking such action, as it shall deem to be in the best interests of the Equity Certificateholder, and shall have no liability to any Person for such action or inaction.

Section 6.04                             No Duties Except as Specified in This Agreement or in Instructions.  The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of or otherwise deal with the Trust Assets, or to otherwise take or refrain from taking any action under, or in connection with this Agreement or any Transaction Document or, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Article IV, the second to last sentence of Section 6.01 or Section 6.03; and no implied duties or obligations shall be read into this Agreement or any other Transaction Document against the Owner Trustee.  To the extent that, at law or in equity, the Owner Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or any other Person, the Owner Trustee shall not be liable to the Trust or any other Person for the Owner Trustee’s good faith reliance on the provisions of this Agreement.  The provisions of this Agreement, to the extent that they restrict or eliminate the duties and liabilities of the Owner Trustee otherwise existing at law or in equity, are agreed by the parties hereto to replace such other duties and liabilities of the Owner Trustee.  The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it or the Trust hereunder or under any Transaction Document or to prepare or file any tax or securities law filing for the Trust or to record this Agreement or any other Transaction Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Trust Assets that result from actions by, or claims against, the Owner Trustee, in its individual capacity, that are not related to the ownership or the administration of the Trust Assets or the transactions contemplated by the Transaction Documents.

Section 6.05                             No Action Except Under Specified Documents or Instructions.  The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Trust Assets except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Transaction Documents, or (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Article IV, the second to last sentence of Section 6.01 or Section 6.03.

Section 6.06                             Restrictions.  The Owner Trustee shall not take any action (i) that to the actual knowledge of a Responsible Officer of the Owner Trustee, is inconsistent with the purposes of the Trust set forth in Section 2.03 or (ii) that, to the actual knowledge of a Responsible Officer of the Owner Trustee, would result in the Trust’s becoming taxable as a corporation for federal or state income tax purposes.  None of the Equity Certificateholder, the Administrator, the Servicer, the Transferor or any other Person shall direct the Owner Trustee to take actions that would violate the provisions of this Section 6.06 or any Transaction Document.

To the fullest extent permitted by applicable law, the Trust, the Owner Trustee or any other Person on behalf of the Trust, shall not have the power to (i) institute proceedings to have the Trust declared or adjudicated bankrupt or insolvent, (ii) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (iii) file a petition or consent to a petition seeking reorganization or relief on behalf of the Trust under any applicable federal or state law relating to bankruptcy, (iv) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or any similar official) of the Trust or any property of the Trust, (v) make any assignment for the benefit of the Trust’s creditors, (vi) cause the Trust to admit in writing its inability to pay its debts generally as they become due or (vii) take any action, or cause the Trust to take any action, in furtherance of any of the foregoing (the actions listed in items (i) through (vii) above being hereinafter referred to as “Bankruptcy Action”).  In the event that the Trust is eligible to be a debtor under the United States Bankruptcy Code, 11 U.S.C. § § 101 et seq., as amended, the parties hereto stipulate and agree that neither the Transferor, any Equity Certificateholder nor any other Person (such as the Administrator) shall commence any Bankruptcy Action on the part of the Trust or to direct the Owner Trustee to take any Bankruptcy Action on the part of the Trust.

Section 6.07                             Certain Litigation Matters.  The Owner Trustee shall provide prompt written notice to the Transferor, the Indenture Trustee, the Administrator and the Servicer of any action, proceeding or investigation involving the Trust actually known to a Responsible Officer of the Owner Trustee that could reasonably be expected to adversely affect the Trust or the Trust Assets or their respective rights or obligations under any Transaction Documents.

ARTICLE VII

CONCERNING THE OWNER TRUSTEE

Section 7.01                             Acceptance of Trust and Duties.  The Owner Trustee accepts the trust hereby created and agrees to perform only such duties as are expressly required to be performed by the Owner Trustee hereunder or otherwise directed by the Equity Certificateholder with respect to such trust but only upon the terms of this Agreement.  The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Assets upon the terms of the Transaction Documents to which the Trust is a party and this Agreement.  The Owner Trustee shall not be liable or accountable hereunder or under any other Transaction Document under any circumstances in its individual capacity, except that the foregoing limitation shall not limit the liability, if any, that the Owner Trustee may have to the Equity Certificateholder (i) for the Owner Trustee’s own willful misconduct, bad faith, or gross negligence, (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.03 expressly made by the Owner Trustee in its individual capacity, (iii) for liabilities arising from the failure of the Owner Trustee to perform obligations expressly undertaken by it in the last sentence of Section 6.04 hereof or (iv) for taxes, fees or other charges on, based on or measured by, any fees, commissions or other compensation earned by the Owner Trustee for acting as owner trustee hereunder.  In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

(a)                                 the Owner Trustee shall not be personally liable for any error of judgment made in good faith by a Responsible Officer of the Owner Trustee, as applicable, so long as the same did not result from willful misconduct, bad faith or gross negligence on the part of such Responsible Officer;

(b)                                 the Owner Trustee shall not be personally liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Requisite Global Majority, the Administrator, the Transferor, the Servicer or the Equity Certificateholder;

(c)                                  no provision of this Agreement or any other Transaction Document shall require the Owner Trustee to expend or risk its personal funds or otherwise incur any financial liability in the performance of any of its rights, duties or powers hereunder or under any other Transaction Document if the Owner Trustee has reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

(d)                                 under no circumstances shall the Owner Trustee be personally liable for the accuracy or performance of any representation, warranty, covenant, agreement or other obligation, including any indebtedness of the Trust evidenced by or arising under any of the Transaction Documents, including the principal of and interest on the Notes;

(e)                                  the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Transferor or for the form, character, genuineness, sufficiency, value or validity of any of the Trust Assets, or for or in respect of the validity or sufficiency of any Transaction Documents or other agreement entered into by the Trust, other than its signature on behalf of the Trust on, and the certificate of authentication on, the Equity Certificate, and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or, other than as expressly provided for herein, to the Equity Certificateholder;

(f)                                   the Owner Trustee shall not be liable for the default or misconduct of the Transferor, the Indenture Trustee, the Certificate Registrar or the Servicer under any of the Transaction Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform or monitor the performance of the obligations of the Indenture Trustee, the Certificate Registrar, the Administrator, the Servicer or the Transferor under any Transaction Document;

(g)                                  notwithstanding anything contained herein to the contrary, the Owner Trustee shall not be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will (i) require the registration with, licensing by or the taking of any other similar action in respect of, any State or other governmental authority or agency of any jurisdiction other than the State of Delaware by or with respect to the Owner Trustee (as such or in its individual capacity); (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than the State of Delaware becoming payable by the Owner Trustee (as such or in its individual capacity); or (iii) subject the Owner Trustee (as such or in its individual capacity) to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by the Owner Trustee contemplated hereby; and

(h)                                 the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in or duties imposed by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any other Transaction Document at the request, order or direction of the Equity Certificateholder, unless the Equity Certificateholder has offered to the Owner Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby.  The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any other Transaction Document shall not be construed as a duty, and except as otherwise provided in the third sentence of this Section 7.01, the Owner Trustee shall not be answerable for the performance of any such act.

Section 7.02                             Furnishing of Documents.  The Owner Trustee shall furnish to the Equity Certificateholder promptly upon receipt of a written request therefor from such Equity Certificateholder, duplicates or copies of all reports, notices, requests, demands, financial statements and any other instruments furnished to the Owner Trustee with respect to the Trust or the Trust Assets.  The Owner Trustee may satisfy this requirement by posting such documents or making them available to the Equity Certificateholder.

Section 7.03                             Representations and Warranties of the Owner Trustee.  The Owner Trustee hereby represents and warrants to the Transferor, the Noteholders and the Equity Certificateholder that:

(a)                                 It is a national banking association duly organized and validly existing in good standing under the laws of the United States.

(b)                                 It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to execute and deliver on behalf of the Trust each other Transaction Document to which the Trust is a party (“Related Documents”).

(c)                                  It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver the same on its behalf, and upon such execution and delivery of this Agreement, this Agreement shall constitute the legal, valid and binding obligation of the Owner Trustee, enforceable against the Owner Trustee in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether enforcement is sought in equity or at law).

(d)                                 Neither the execution nor the delivery by it of this Agreement or, on behalf of the Trust, any Related Document, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound or result in the creation or imposition of any lien, charge or encumbrance on the Trust Assets resulting from actions by or claims against the Owner Trustee individually which are unrelated to this Agreement or the other Transaction Documents.

(e)                                  The execution, delivery and performance by it of this Agreement or, on behalf of the Trust, any Related Document, does not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any Governmental Authority regulating the banking and corporate trust activities of banks or trust companies in the jurisdiction in which the Trust was formed.

(f)                                   No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Owner Trustee threatened, against the Owner Trustee or any of its properties or with respect to this Agreement or any Related Document to which it is a party which, if adversely determined, would in the reasonable judgment of the Owner Trustee have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Owner Trustee or the transactions contemplated by this Agreement or the Related Documents to which the Owner Trustee is a party.

Section 7.04                             Reliance; Advice of Counsel.

(a)                                 The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and to be signed by the proper party or parties.  The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect.  As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or any other authorized officer of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b)                                 In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the other Transaction Documents, the Owner Trustee, (i) may act directly or through its agents or attorneys pursuant to agreements entered into by any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee in good faith, and (ii) may consult with counsel, accountants and other skilled persons to be selected in good faith and employed by it.  The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons, provided that such actions do not violate the express terms of the Transaction Documents.

Section 7.05                             Not Acting in Individual Capacity.  Except as otherwise expressly provided in this Article VII, in accepting the trusts hereby created, Wilmington Trust, National Association, acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any other Transaction Document shall look only to the Trust Assets for payment or satisfaction thereof.

Section 7.06                             Owner Trustee Not Liable for Notes, Equity Certificate or Receivables.  The recitals contained herein and in the Equity Certificate (other than the signature of the Owner Trustee on behalf of the Trust and the certificate of authentication on the Equity Certificate) shall be taken as the statements of the Transferor, and the Owner Trustee assumes no responsibility for the correctness thereof.  The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, any other Transaction Document or the Equity Certificate (other than the signature of the Owner Trustee and the certificate of authentication on the Equity Certificates), or of any Receivable or related documents or assets. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable, or the perfection and priority of any security interest created by any Receivable or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Assets or the ability of such Trust Assets to generate the payments to be distributed to the Equity Certificateholder under this Agreement or the Noteholders under the Indenture; the existence and enforceability of any insurance thereon; the existence and contents of any Receivable or any computer or other record thereof; the validity of the assignment of any Receivable to the Trust or of any intervening assignment; the completeness of any Receivable; the performance or enforcement (except as expressly set forth in any Transaction Document) of any Receivable; the enforceability of any Receivable; the compliance by the Transferor or the Servicer with any warranty, representation or covenant made under any Transaction Document or in any related document or the accuracy of any such warranty or representation; or any action or inaction of the Administrator, the Transferor, the Equity Certificateholder, the Indenture Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee or the Trust.

Section 7.07                             Owner Trustee May Own Notes.  The Owner Trustee in its individual or any other capacity may become the owner or pledgee of any of the Notes or the Equity Certificate and may deal with the Transferor, the Administrator, the Seller, the Indenture Trustee, the Servicer and Affiliates thereof in banking transactions with the same rights as it would have if it were not Owner Trustee.

ARTICLE VIII

COMPENSATION OF OWNER TRUSTEE

Section 8.01                             Owner Trustee’s Fees and Expenses.  The Owner Trustee shall receive as compensation for its services hereunder, such fees as have been separately agreed upon between the Owner Trustee and the Servicer and specified in a separate fee agreement between such parties.  Additionally, the Owner Trustee shall be entitled to be reimbursed by the Trust for its other reasonable expenses hereunder, as applicable, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder; provided, however, that the Owner Trustee shall only be entitled to reimbursement for expenses hereunder to the extent such expenses (i) are fees and expenses of outside counsel engaged by the Owner Trustee in respect of the performance of its obligations hereunder, or (ii) relate to the performance of its obligations hereunder.  The Trust shall pay all fees, expenses and disbursements of the Owner Trustee out of Available Funds available for application or distribution to the Owner Trustee pursuant to the terms of each applicable Indenture Supplement.  To the extent the Trust fails to pay such amounts due and owing to the Owner Trustee, the Servicer agrees to pay such amounts.

Section 8.02                             Indemnification.  (a)  The Trust shall be liable as primary obligor for, and hereby indemnifies, defends and holds harmless the Owner Trustee (including in its individual capacity) and its officers, directors, employees, successors, assigns, agents and servants (collectively, the “Indemnified Parties”) from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, “Expenses”) which may at any time be imposed on, incurred by or asserted against the Owner Trustee, or any other Indemnified Party (whether or not also indemnified against by any other person) in any way relating to or arising out of (i) this Agreement, (ii) any other Transaction Document, (iii) the Trust Assets, (iv) the administration of the Trust Assets, or (v) the action or inaction of the Owner Trustee hereunder; provided, however, that the Transferor shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 7.01; provided, further, that the liability of the Trust under this Section 8.02 shall be limited to the assets of the Trust and indemnity payments, if unpaid by the Trust, do not constitute a general recourse claim against the Trust, but shall be paid in accordance with the provisions of the applicable Indenture Supplement.  In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section 8.02, the Owner Trustee’s choice of legal counsel shall be subject to the approval of the Transferor, which approval shall not be unreasonably withheld.

(b)                                 Any amounts due and not paid by the Trust pursuant to this Section 8.02 within thirty (30) days of demand therefor by the Indemnified Party shall be deemed the obligation of USCC Services.  The indemnities contained in this Section 8.02 shall survive the resignation, removal or termination of the Owner Trustee or the termination of this Agreement or the Trust.  In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section 8.02, the Owner Trustee’s choice of legal counsel shall be subject to the approval of USCC Services, which approval shall not be unreasonably withheld.  The indemnities contained in this Section 8.02 shall be in addition to the indemnities provided by the Servicer pursuant to the Transfer and Servicing Agreement.  USCC Services hereby agrees to advance the Expenses (including reasonable fees and expenses of counsel) to each Indemnified Party, in defending any claim, demand, action, suit or proceeding prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by USCC Services of an undertaking reasonably satisfactory to it, by or on behalf of such Indemnified Party, to repay such amount if it shall be determined that such Indemnified Party is not entitled to be indemnified therefor under this Section 8.02.  Notwithstanding any provision in this Agreement or any other Transaction Document to the contrary, the obligations of USCC Services under this Section 8.02 shall survive the resignation or removal of any trustee of the Trust, and shall survive the termination of this Agreement and the termination of the Trust.

Section 8.03                             Non-recourse Obligations.  Notwithstanding anything in this Agreement or any other Transaction Document, but without limiting the rights of the Owner Trustee, or any other Indemnified Party under Section 8.02, the Owner Trustee agrees in its individual capacity and in its capacity as Owner Trustee for the Trust that all obligations of the Trust to the Owner Trustee individually or as Owner Trustee for the Trust shall be recourse to the Trust Assets only and specifically shall not be recourse to the assets of the Equity Certificateholder.

Section 8.04                             Payments to the Owner Trustee.  Any amounts paid to the Owner Trustee pursuant to this Article VIII shall be deemed not to be part of the Trust Assets immediately after such payment.

ARTICLE IX

TERMINATION OF TRUST

Section 9.01                             Termination of Trust.

(a)                                 The Trust created by this Agreement shall dissolve upon the earliest of (i) the maturity or other liquidation of the last Receivable and Related Rights, and the subsequent distribution of amounts in respect of such Related Rights as provided in the Transaction Documents, and (ii) the payment to the Noteholders and any other party entitled thereto of the entire outstanding principal balance of the Notes, together with accrued and unpaid interest thereon to the date of repayment, and all other amounts required to be paid to such parties or to which such parties are entitled pursuant to this Agreement, the Transfer and Servicing Agreement and the other Transaction Documents; provided, that the rights to indemnification under Section 8.02 shall survive the dissolution and termination of the Trust.  The bankruptcy, liquidation, dissolution, termination, resignation, expulsion, withdrawal, death or incapacity of the Equity Certificateholder shall not (x) operate to dissolve or terminate this Agreement or the Trust, or (y) to the fullest extent permitted by law, entitle such Equity Certificateholder’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Trust Assets, or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

(b)                                 Notice of any dissolution or termination of the Trust shall be given by the Owner Trustee by letter to the Equity Certificateholder and the Administrator mailed within five (5) Business Days of the Owner Trustee’s receipt of written notice of such dissolution and the following information from the Administrator, such notice shall state that the final distribution of all amounts remaining in the Trust Accounts and all remaining Trust Assets shall be made by the Administrator upon presentation and surrender of the Equity Certificate to the Owner Trustee (with notice to the Administrator).  In the event that the Equity Certificateholder shall not surrender its Equity Certificate for cancellation within six months after the date of the notice delivered by the Owner Trustee, the Administrator shall distribute any funds remaining in the Trust Accounts to the Transferor.

(c)                                  Except as provided in Section 9.01(a), neither the Transferor nor the Equity Certificateholder shall be entitled to revoke or terminate the Trust.

(d)                                 Upon the completion of winding up of the Trust by the Owner Trustee in accordance with the Delaware Statutory Trust Act following its dissolution including Section 3808(e) thereof, the Owner Trustee shall, at the direction and expense of the Transferor or as provided in Article VIII, cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Delaware Statutory Trust Act, and upon the effectiveness thereof, this Agreement (except for Article VIII) and the Trust shall terminate and be of no further force or effect.

ARTICLE X

SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

Section 10.01                      Eligibility Requirements for Owner Trustee.

The Owner Trustee shall at all times be a corporation or association (i) satisfying the provisions of Section 3807(a) of the Delaware Statutory Trust Act; (ii) authorized to exercise corporate trust powers; (iii) having (or having a parent which has) a combined capital and surplus of at least $50,000,000 and being subject to supervision or examination by federal or state authorities; (iv) having (or having a parent which has) a rating in respect of its long term senior unsecured debt of at least investment grade by each of Moody’s and Standard & Poor’s; (v) which is not an Affiliate of the Trust, the Transferor, or the Servicer, and (vi) does not offer or provide credit or credit enhancement to the Issuer or the Transferor.  If such Person shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 10.01, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 10.01, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.02.

Section 10.02                      Resignation or Removal of Owner Trustee.  The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Transferor, the Administrator, the Indenture Trustee and the Servicer at least thirty (30) days before the date specified in such instrument.  Upon receiving such notice of resignation, the Transferor shall promptly appoint a successor Owner Trustee, meeting the qualifications set forth in Section 10.01 by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee.  If no successor Owner Trustee shall have been so appointed and have accepted appointment within thirty (30) days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee; provided however, that such right to appoint or to petition for the appointment of any successor shall in no event relieve the resigning Owner Trustee from any obligations otherwise imposed on it under the Transaction Documents until such successor has in fact assumed such appointment.

If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.01 and shall fail to resign after written request therefor by the Transferor or if at any time the Owner Trustee shall be legally unable to act as such, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Transferor may remove the Owner Trustee.  If the Transferor shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Transferor shall promptly appoint a successor Owner Trustee meeting the qualification requirements of Section 10.01 by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee together with payment of all fees, expenses and indemnity payments owed to the outgoing Owner Trustee.

Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section 10.02 shall not become effective until all fees and expenses, including any indemnity payments, due to the outgoing Owner Trustee have been paid and until acceptance of appointment by the successor Owner Trustee, pursuant to Section 10.03, and a certificate of amendment to the Trust’s certificate of trust pursuant to Section 3810(b) of the Delaware Statutory Act has been filed.  The Administrator shall notify each Rating Agency, the Equity Certificateholder and the Indenture Trustee promptly after the resignation or removal of the Owner Trustee and promptly after the appointment of a successor Owner Trustee.

Section 10.03                      Successor Owner Trustee.  Any successor Owner Trustee appointed pursuant to Section 10.02 shall execute, acknowledge and deliver to the Transferor and to its predecessor Owner Trustee, an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee.  The predecessor Owner Trustee, shall, upon receipt of fees, expenses and indemnity due and owing to the Owner Trustee pursuant hereto deliver to the successor Owner Trustee all documents, statements, properties and monies held by it under this Agreement; and the Transferor and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties, and obligations.

No successor Owner Trustee shall accept appointment as provided in this Section 10.03 unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.01.

Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 10.03, the Administrator shall mail notice thereof to the Equity Certificateholder and the Indenture Trustee.  If the Administrator shall fail to mail such notice within ten (10) days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Transferor.

Any successor Owner Trustee appointed pursuant to this Section 10.03 shall file an amendment to the Certificate of Trust with the Secretary of State identifying the name and principal place of business of such successor Owner Trustee in the State of Delaware.

Section 10.04                      Merger or Consolidation of Owner Trustee.  Any corporation or association into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation or association succeeding to all or substantially all of the corporate trust business of the Owner Trustee shall be the successor of the Owner Trustee hereunder; provided, that such corporation or association shall be eligible pursuant to Section 10.01 without the execution or filing of any instrument or any further act on the part of any of the parties hereto; provided, further, that the Owner Trustee shall mail notice of such merger of consolidation to the Indenture Trustee not less than fifteen (15) days prior to the effective date thereof.  Notwithstanding anything contained herein to the contrary, the successor Owner Trustee under this Section 10.04 shall file an amendment to the Certificate of Trust with the Secretary of State identifying the name and principal place of business of such successor in the State of Delaware, if required.

Section 10.05                      Appointment of Co-Trustee or Separate Trustee.  Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Assets may at the time be located, the Owner Trustee shall have the power and, at the request of the Transferor, shall execute and deliver all instruments to appoint one or more Persons, meeting all eligibility requirements of clauses (i) through (iii) of the first sentence of Section 10.01, to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Trust Assets, and to vest in such Person, in such capacity, such title to the Trust Assets, or any part thereof, and, subject to the other provisions of this Section 10.05, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable.  If the Administrator shall not have joined in such appointment within fifteen (15) days after the receipt by it of a request to do so, the Owner Trustee alone shall have the power to make such appointment.  No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.01.

Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(a)                                 all rights, powers, duties, and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust Assets or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the written direction of the Owner Trustee;

(b)                                 no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

(c)                                  the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article X.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee.  Each such instrument shall be filed with the Owner Trustee with a copy thereof given to the Administrator.

Any separate trustee or co-trustee may at any time appoint the Owner Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

ARTICLE XI

MISCELLANEOUS

Section 11.01                      Supplements and Amendments.

(a)                                 This Agreement may be amended from time to time by the Transferor and the Owner Trustee, by a written instrument signed by each of them, without the consent of the Indenture Trustee, any of the Noteholders or any Series Enhancer, in order to (i) cure any ambiguity, (ii) correct or supplement any provision herein or in any amendment hereto that may be inconsistent with any other provision herein or in any amendment hereto, (iii) make any other provisions with respect to matters or questions arising under this Agreement or in any amendment hereto, which shall not be inconsistent with the provisions of this Agreement, or (iv) qualify for particular accounting treatment; provided, however, that the Transferor shall have delivered to the Owner Trustee (w) a Tax Opinion, and (x) an Officer’s Certificate, dated the date of any such amendment, to the effect that the Transferor reasonably believes that taking such action will not have an Adverse Effect.  The Transferor shall provide notice of any such amendment to each Rating Agency if so required under the applicable Indenture Supplement.  Additionally, notwithstanding the preceding sentence, this Agreement may be amended by the Transferor and the Owner Trustee, by a written instrument signed by each of them, without the consent of the Indenture Trustee, any of the Noteholders or any Series Enhancer, to add, modify or eliminate such provisions as may be necessary or advisable in order to enable all or a portion of the Trust to avoid the imposition of state or local income or franchise taxes imposed on the Trust’s property or its income; provided, however, that (y) the Transferor delivers to the Owner Trustee an Officer’s Certificate to the effect that the proposed amendments meet the requirements set forth in this subsection (including the Tax Opinion requirement in clause (a)(iv)(x)), and (z) such amendment does not affect the rights, duties or obligations of the Indenture Trustee or the Owner Trustee hereunder.

(b)                                 This Agreement may also be amended from time to time by the Transferor and the Owner Trustee with the consent of the Indenture Trustee, as directed in writing by the Holders of Notes evidencing not less than 50% of the Outstanding Amount of the Notes of each adversely affected Series of Notes Outstanding for which the Transferor has not delivered an Officer’s Certificate of the Transferor stating that there is no Adverse Effect, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall, without the consent of the Indenture Trustee, as directed in writing by the Holder of each Outstanding Note adversely affected thereby, (i) reduce in any manner the amount of or delay the timing of any distributions (changes in Amortization Events the decrease the likelihood of the occurrence thereof shall not be considered delays in timing of distributions for purposes of this clause) to be made to Noteholders or deposits of amounts to be so distributed or the amount available under any Series Enhancement without the consent of each affected Noteholder, (ii) change the definition of or the manner of calculating the interest of any Noteholder without the consent of each affected Noteholder, (iii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Noteholder or (iv) adversely affect the rating of any Series by each Rating Agency, if applicable, without the consent of each Noteholder of such Series.

(c)                                  Promptly after the execution of any such amendment or consent, the Transferor shall furnish written notification of the substance of such amendment or consent to the Equity Certificateholder, the Indenture Trustee and the Administrator.  It shall not be necessary for the consent of the Equity Certificateholder, Noteholders or the Indenture Trustee pursuant to this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders shall be subject to such reasonable requirements as the Indenture Trustee may prescribe.

(d)                                 Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

(e)                                  Prior to the execution of any amendment or supplement to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the other Transaction Documents, and that all conditions precedent to the execution and delivery of such amendment as set forth in the applicable Transaction Documents have been satisfied. The Owner Trustee may, but shall not be obligated to, enter into any such amendment that affects the Owner Trustee’s own rights, duties or immunities under this Agreement or otherwise.

(f)                                   The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee’s rights, duties or immunities under this Agreement or otherwise.

Section 11.02                      Limitations on Rights of Others.  The provisions of this Agreement are solely for the benefit of the Owner Trustee (individually and in its capacity as such), the Transferor, the Equity Certificateholder and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Assets or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

Notwithstanding anything contained herein to the contrary, the Owner Trustee undertakes to perform or observe only such of the covenants and obligations of the Owner Trustee as are expressly set forth in this Agreement, and no implied covenants or obligations with respect to the Noteholders shall be read into this Agreement against the Owner Trustee. The Owner Trustee shall not be deemed to owe any fiduciary duty to the Noteholders, and shall not be liable to any person specified in this Section 11.02, other than the Equity Certificateholder as expressly set forth in this Agreement.

Section 11.03                      Notices.  All demands, notices, instructions, directions and communications under this Agreement shall be delivered as specified in Appendix A of the Transfer and Servicing Agreement.  Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

Section 11.04                      Severability of Provisions.  If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be for any reason whatsoever held invalid or unenforceable, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or the Equity Certificate or the rights of the Equity Certificateholder in respect thereof.

Section 11.05                      Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts including by electronic imaging transmission thereof, each of which shall be an original and all of which shall constitute one and the same instrument.

Section 11.06                      Successors and Assigns.  All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the Transferor, the Owner Trustee, and their respective successors and permitted assigns and the Equity Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by the Equity Certificateholder shall bind the successors and assigns of such Equity Certificateholder.

Section 11.07                      No Petition.

(a)                                 The Transferor and the Equity Certificateholder will not at any time institute against (or solicit or cooperate with or encourage any Person to institute against) the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law.

(b)                                 The Owner Trustee, in its individual capacity, by entering into this Agreement, and the Equity Certificateholder, by accepting the Equity Certificate and each Noteholder, by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against (or solicit or cooperate with or encourage any Person to institute against) the Transferor or the Trust, or join in any institution against the Transferor or the Trust of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law.

(c)                                  The parties hereto agree that the obligations of this Section 11.07 shall survive termination of this Agreement.

Section 11.08                      No Recourse.  The Equity Certificateholder by accepting the Equity Certificate acknowledges that the Equity Certificateholder’s Equity Certificate represents beneficial interests in the Trust only and does not represent interests in or obligations of the Transferor, the Servicer, the Administrator, the Owner Trustee (as such or in its individual capacity), the Indenture Trustee or any of their respective Affiliates and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Equity Certificate or the other applicable Transaction Documents.

Section 11.09                      Headings.  The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 11.10                      GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 11.11                      JURISDICTION.  EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO THE NONEXCLUSIVE JURISDICTION OF THE

UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND THE DISTRICT OF DELAWARE AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS.

Section 11.12                      WAIVER OF JURY TRIAL.  EACH PARTY TO THIS AGREEMENT WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE PARTIES HERETO EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH OF THE PARTIES HERETO FURTHER AGREES THAT ITS RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION 11.12 AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OF THIS AGREEMENT OR ANY TRANSACTION DOCUMENT OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, AMENDMENTS AND RESTATEMENTS, OR MODIFICATIONS TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT.

Section 11.13                      No Legal Title to Trust Assets in the Equity Certificateholder.  The Equity Certificateholder shall not have legal title to any part of the Trust Assets.  The Equity Certificateholder shall be entitled to receive distributions with respect to its undivided beneficial ownership interest therein.

Section 11.14                      No Waivers; Remedies.  No failure to exercise and no delay in exercising, on the part of the parties hereto any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided under this Agreement are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

Section 11.15                      Entire Agreement.  This Agreement, including all Exhibits, Schedules and Appendices and other documents attached hereto or incorporated by reference herein, together with the other Transaction Documents, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other negotiations, understandings and representations, oral or written, with respect to the subject matter hereof.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

USCC RECEIVABLES FUNDING LLC,
as Transferor

By:
Name:
Title:

[Signature Page to Amended and Restated Trust Agreement]

WILMINGTON TRUST,
NATIONAL ASSOCIATION,
as Owner Trustee

By:
Name:
Title:

[Signature Page to Amended and Restated Trust Agreement]

ACCEPTED AND AGREED:

USCC SERVICES, LLC,
in its individual capacity and as Administrator

By:
Name:
Title:

[Signature Page to Amended and Restated Trust Agreement]

EXHIBIT A
Section 3.01 Certificate

The undersigned, a duly authorized officer [         ], hereby certifies, in connection with its purchase of the Equity Certificate, that:

(A)                               following such transfer, there would be no more than one holder of the Equity Certificate and the holder of the Equity Certificate would not be a Foreign Person, a disregarded entity, a partnership, Subchapter S corporation or grantor trust,

(B)                               such transfer complies with and does not violate any state securities laws, any Blue Sky laws or the Securities Act, and

(C)                               such transferee is not acquiring such Equity Certificate for, or with the assets of, a Benefit Plan.

[Transferee]

By:
Name:
Title:

A-1

EXHIBIT B
Form of Equity Certificate

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN USCC EIP LLC, USCC RECEIVABLES FUNDING LLC, USCC SERVICES, LLC, UNITED STATES CELLULAR CORPORATION, OR ANY AFFILIATE OF THE FOREGOING, OTHER THAN USCC MASTER NOTE TRUST.  THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT (AS DEFINED BELOW) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR PLEDGED UNLESS THE CONDITIONS SET FORTH IN SECTION IN SECTION 3.01 AND SECTION 3.04 OF THE TRUST AGREEMENT HAVE BEEN COMPLIED WITH.

THIS CERTIFICATE MAY NOT BE TRANSFERRED TO OR HELD BY AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, A “PLAN” AS DEFINED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) THAT IS SUBJECT TO SECTION 4975 OF THE CODE, AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN SUCH ENTITY, OR A GOVERNMENTAL,  CHURCH, NON-U.S. OR OTHER PLAN SUBJECT TO ANY FEDERAL, STATE, LOCAL OR NON-U.S. LAW THAT IS SUBSTANTIALLY SIMILAR TO TITLE I OF ERISA OR SECTION 4975 OF THE CODE.

THIS CERTIFICATE IS TRANSFERABLE ONLY IN WHOLE AND NOT IN PART. THIS CERTIFICATE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS CERTIFICATE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

USCC MASTER NOTE TRUST

EQUITY CERTIFICATE

NO. 1	Equity Certificate

This certifies that USCC RECEIVABLES FUNDING LLC is the registered owner of a beneficial interest in the assets of USCC Master Note Trust (the “Trust”) formed by USCC Receivables Funding LLC, a Delaware limited liability company (the “Transferor”).  The Trust was created pursuant to a Trust Agreement, dated as of October 24, 2017, as amended and restated pursuant to an Amended and Restated Trust Agreement dated as of December 20, 2017 (as amended, restated, supplemented and/or otherwise modified from time to time, the “Trust Agreement”), between the Transferor and Wilmington Trust, National Association, as Owner Trustee (not in its individual capacity but solely as trustee, the “Owner Trustee”), a summary of certain of the pertinent provisions of which is set forth below. In the event of any conflict or inconsistency between this Certificate and the Trust Agreement, the Trust Agreement shall govern. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement.

This Certificate is the duly authorized Equity Certificate issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.  The Trust has also issued Notes. The property of the Trust includes, among other things, all the right, title and interest of the Transferor in and to the Receivables Related Rights delivered from time to time on related Addition Dates and the other Trust Assets.

The amount to be distributed to the Holder of this Certificate on each Payment Date will be determined pursuant to the Transfer and Servicing Agreement.

It is the intent of the Servicer, the Transferor, the Owner Trustee, and the Equity Certificateholder that, for purposes of federal income, state and local income and single business tax and any other income taxes, the Trust will be disregarded as a separate entity for U.S. federal income tax purposes pursuant to Treasury Regulations Section 301.7701-3(b)(1)(ii) and that all items of income, deduction, gain, loss or credit of the Trust will be treated as such items of the Equity Certificateholder. The Transferor and the Equity Certificateholder, by acceptance of this Certificate, agrees to treat, and to take no action inconsistent with such treatment of, the Trust in the manner provided in this paragraph for U.S. federal income tax purposes.

The Equity Certificateholder, by its acceptance of this Certificate or a beneficial. interest in the Trust evidenced by this Certificate, covenants and agrees that such Equity Certificateholder will not at any time institute against (or solicit or cooperate with or encourage any Person to institute against) the Trust or the Transferor, or join in any institution against the Trust or the Transferor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.  The foregoing shall not limit the rights of the Equity Certificateholder to file any claim in, or otherwise take an action with respect to, any insolvency proceeding that was instituted against the Transferor or the Trust by a Person other than the Equity Certificateholder.

Distributions on this Certificate from or in respect of Trust Assets will be made as provided in the Trust Agreement by the Paying Agent by wire transfer or check mailed to the Equity Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Owner Trustee.

Reference is hereby made to the further provisions of this Certificate set forth herein below, which further provisions shall for all purposes have the same effect as if set forth herein.

Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, or its authenticating agent, by manual signature, this

Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or any other Transaction Document or be valid for any purpose.

This Certificate may only be transferred in accordance with the requirements of Article III of the Trust Agreement.  Any transferee of the Certificate must certify, among other things, that it is not acquiring the Certificate for, or with the assets of, a Benefit Plan.

THIS CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

This Certificate does not represent an obligation of, or an interest in, the Transferor, the Owner Trustee (as such or in its individual capacity), or any of their respective Affiliates (other than the Trust) and no recourse may be had against such parties or their assets, except as expressly set forth or contemplated herein or in the Trust Agreement or the other Transaction Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries with respect to the Trust Assets and certain other amounts, in each case as more specifically set forth in the Trust Agreement. A copy of the Trust Agreement may be examined by any Equity Certificateholder upon written request during normal business hours at the principal office of the Transferor and at such other places, if any, designated by the Transferor.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Transferor and the rights of the Equity Certificateholder under the Trust Agreement at any time by the Transferor and the Owner Trustee, with the consent of the parties described therein. Any such consent shall be conclusive and binding on the Equity Certificateholder and on all future Holders of this Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent is made upon this or such Certificate.

As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar, accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar executed by the Equity Certificateholder hereof or such Equity Certificateholder’s attorney duly authorized in writing, and thereupon a new Certificate evidencing the same beneficial interest in the Trust will be issued to the designated transferee.

Except as provided in the Trust Agreement, this Certificate is issuable only as a registered Equity Certificate without coupons.  No service charge will be made for any registration of transfer of this Certificate, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

The Owner Trustee, the Certificate Registrar and any of their respective agents may treat the Person in whose name this Certificate is registered in the Certificate Register as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon the payment to the Equity Certificateholder of all amounts required to be paid to such Equity Certificateholder pursuant to the Trust Agreement and the Transfer and Servicing Agreement and the disposition in accordance with any applicable Transaction Document of all property held as part of the Trust Assets.

This Certificate may not be acquired by a Benefit Plan.  By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan and is not acquiring this Certificate for the account of such an entity.

This Certificate has been executed by Wilmington Trust, National Association, not in its individual capacity but solely in its capacity as Owner Trustee and in no event shall Wilmington Trust, National Association in its individual capacity or as Owner Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Trust or any other Person hereunder or other documents delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Trust.  For all purposes of this Certificate, in the performance of any duties or obligations of the Owner Trustee hereunder, the Owner Trustee shall be entitled to the benefits of the terms and provisions of the Trust Agreement.

IN WITNESS WHEREOF, the Trust has caused this Certificate to be duly executed.

Dated: [ ], 2017

USCC MASTER NOTE TRUST

	By:	Wilmington Trust, National Association, not
in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is the Equity Certificate referred to in the within-mentioned Trust Agreement.

Wilmington Trust, National Association, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee)

the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Certificate on the books of the certificate Registrar, with full power of substitution in the premises.

Date:

Signature Guaranteed:

NOTICE Signature(s) must be guaranteed by an eligible guarantor institution.

NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration or enlargement or any change whatsoever.